SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 12, 2001


                           HARVEYS CASINO RESORTS
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             (Exact Name of Registrant as Specified in Charter)


         NEVADA                       1-12802                  88-0066882
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(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


HIGHWAY 50 & STATELINE AVENUE, P.O. BOX 128, LAKE TAHOE, NEVADA     89449
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(Address of Principal Executive Offices)                          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (775) 588-2411



 ITEM 5. OTHER EVENTS.

           On January 12, 2001, Harveys Casino Resorts announced that pursuant to and in accordance with the previously announced Agreement and Plan of Merger, dated as of April 17, 2000, as amended (the "Merger Agreement"), among PH Casino Resorts, Inc., Pinnacle Entertainment, Inc. (f/k/a Hollywood Park, Inc.) and Pinnacle Acquisition Corporation ("Pinnacle Acq Corp"), Pinnacle Acq Corp has designated January 31, 2001 as the new Outside Termination Date of the Merger Agreement, subject to the right of Pinnacle Acq Corp to elect one or more subsequent Outside Termination Dates at any time and from time to time in its sole discretion in accordance with the Merger Agreement. The previous Outside Termination Date had been January 15, 2001. Harveys intends to continue to evaluate the prospects for the transaction, but cannot assure that a transaction will be consummated.

           On January 12, 2001, Harveys issued a press release announcing the events described above. A copy of the press release is filed as an exhibit hereto.

           This Report on Form 8-K contains "forward-looking statements," as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, with respect to Harveys' expectations or beliefs concerning future events, including statements about the consummation of Harveys' acquisition of Pinnacle. These statements are based on management's current expectations and are subject to risks and uncertainties, some or all of which are not predictable or within Harveys' control, which could cause actual results to differ materially from expected results. These risks and uncertainties include, but are not limited to (a) ability to secure financing to complete the transaction,
 (b) obtaining and retaining gaming licenses and regulatory approvals, (c) changes in the gaming markets in which Harveys operates, (d) risks and uncertainties inherent in the gaming industry, (e) other risks and uncertainties related to the ability of the parties to consummate Harveys' acquisition of Pinnacle and (f) other risks as detailed from time to time in Harveys' filings with the Securities and Exchange Commission. All future written and verbal forward-looking statements attributable to Harveys or any person acting on Harveys' behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Harveys and its affiliates undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Report on Form 8-K might not occur.


 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           The following exhibit is filed as part of this report:

           99.1  Press release, dated January 12, 2001, of Harveys.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated: January 15, 2001       By: /s/ John J. McLaughlin
                                   --------------------------------
                                   Name:  John J. McLaughlin
                                   Title: Chief Financial Officer,
                                            Treasurer and Secretary



                               EXHIBIT INDEX

 Exhibit
 Number                          Description
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 99.1        Press release, dated January 12, 2001, of Harveys.